AMERICAN PENSION INVESTORS TRUST

Supplement dated October 27, 2006

to the

Class A Shares Prospectus and

Statement of Additional Information (“SAI”)

dated October 1, 2006

This supplement provides new and additional information that affects information contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

I.	Until further notice, Class A Shares of the Funds are available for purchase only by certain investors.

Effective October 27, 2006, Class A shares of each portfolio contained in this Prospectus (“Fund”) are available for purchase only by: (i) any account established under a bona fide “wrap fee program;” (ii) any account where the account holder pays a financial intermediary as compensation for its advice and other services an annual fee of at least 0.75% on the assets in the account; (iii) any institutional investor who invests at least $5,000,000 in the American Pension Investors Trust (“Trust”); and (iv) any account where the shareholder purchases Fund shares directly through Unified Financial Securities, Inc., the Funds’ distributor. You or your financial advisor will be required to provide proof of eligibility to purchase Class A shares under (i) through (iii). If a shareholder’s account no longer qualifies under the eligibility standards described above, Class A shares of each Fund that are held in that shareholder’s account will be automatically converted to Primary Class shares of that Fund that have an aggregate net asset value equal to that of the converted shares. Such a conversion from Class A shares to Primary Class shares is not considered a taxable event for federal income tax purposes.

II.	Until futher notice, the sales charge on Class A Shares of the Funds has been waived for purchases made after 4 p.m. EST on October 27, 2006.

Effective October 27, 2006, the Trust’s Board of Trustees authorized a waiver of the initial sales charges on Class A shares of each Fund contained in this Prospectus until further notice. The sales load may be reinstated upon approval of the Board of Directors of the Fund and 60 days written notice to shareholders.

III.	“Class A Shares” have been renamed “Advisor/Institutional Class Shares.”

Effective October 27, 2006, Class A Shares of the Funds have been renamed Advisor/Institutional Class Shares. Accordingly, all references to “Class A Shares” in the Prospectus and SAI are now replaced with “Advisor/Institutional Class Shares.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SAI FOR FUTURE REFERENCE.